POWER OF ATTORNEY

Know all by these presents, that the
undersigned hereby constitutes
and appoints each of Jeffrey D. Fisher,
Randy C. Martin and Randy
C. Ridenhour, signing singly, the true and lawful attorney-in-fact of the undersigned:

    (1) To execute for
and on behalf of the undersigned, in the
	   undersigned's capacity as a
director and/or officer of
	   Spartech Corporation, a Delaware
corporation (the
	   "Company"), Forms 3, 4, and 5 in accordance with

Section 16(a) of the Securities Exchange Act of 1934
	   and the rules
thereunder;

    (2) To do and perform any and all acts for and on behalf of
	   the undersigned which may be necessary or desirable to

complete and execute any such Form 3, 4, or 5, complete
	   and execute
any amendment or amendments thereto, and
	   timely file such form with
the United States Securities
	   and Exchange Commission and any stock
exchange or
	   similar authority; and

    (3) To take any other
action of any type whatsoever in
	   connection with the foregoing which,
in the opinion of
	   such attorney-in-fact, may be of benefit to, in the

	   best interest of, or legally required by, the undersigned, it being understood that the documents
	   executed by such attorney-in-fact
on behalf of the
	   undersigned pursuant to this Power of Attorney shall be
	   in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such
	   attorney-in-fact's
discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,

hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain
in full force and effect until
the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to be executed as of this 9th day of  April, 2003.




						 /s/ Bradley B. Buechler

							Signature
							Bradley B. Buechler
							Print Name